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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (date of earliest event reported) June 16, 1999
                                                           -------------

                            Delta Funding Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            New York                       333-51545             11-2609517
   ----------------------------           ------------         -------------
   (State or other jurisdiction           (Commission          (IRS Employer
        of incorporation)                 File Number)           ID Number)

            1000 Woodbury Road, Woodbury, New York          11797
           ----------------------------------------       ----------
           (Address of principal executive offices)       (Zip Code)

       Registrant's Telephone Number, including area code: (516) 364-8500
                                                           --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 5. Other Events

Filing of Computational Materials.

     This Current Report on Form 8-K is being filed to file a copy of the Computational Materials (as defined below) prepared and distributed by Lehman Brothers Inc., as an underwriter, in connection with the issuance by Delta Funding Home Equity Loan Trust 1999-2 of Home Equity Loan Asset-Backed Certificates, Series 1999-2. The term "Computational Materials" shall have the meaning given in the No-Action Letter of May 20, 1994 issued by the Securities and Exchange Commission (the "SEC") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as made applicable to other issuers and underwriters by the Commission in response to the request of the Public Securities Association dated May 24, 1994, and the supplemented in the No-Action Letter of February 17, 1995 issued by the SEC to the Public Securities Association. Some or all of the Computational Materials were also distributed by Banc of America Securities LLC, Credit Suisse First Boston Corporation and First Union Capital Markets Corp., as the other underwriters; the legends which such underwriters placed on the Computational Materials are attached hereto as Exhibits 99.3, 99.4 and 99.5, respectively.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

      8.1 Opinion of Stroock & Stroock & Lavan LLP regarding certain tax matters.

     23.2 Consent of Stroock & Stroock & Lavan LLP (included in Exhibit 8.1)

     99.1 Computational Materials.

     99.2 Legend of Lehman Brothers Inc. for Computational Materials.

     99.3 Legend of Banc of America Securities LLC for Computational Materials.

     99.4 Legend of Credit Suisse First Boston Corporation for Computational Materials.

     99.5 Legend of First Union Capital Markets Corp. for Computational
          Materials.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            DELTA FUNDING CORPORATION

                                            By: /s/    Dawn Ceccarini
                                                -------------------------------
                                                Name:  Dawn Ceccarini
                                                Title: Vice President

Dated: June 16, 1999

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                                  EXHIBIT INDEX

Exhibit                                                                    Page
-------                                                                    ----
  8.1 Opinion of Stroock & Stroock & Lavan LLP regarding certain tax matters.

 23.2      Consent of Stroock & Stroock & Lavan LLP
           (included in Exhibit 8.1).

 99.1      Computational Materials.

 99.2      Legend of Lehman Brothers Inc. for Computational Materials.

 99.3      Legend of Banc of America Securities LLC for Computational Materials.

 99.4 Legend of Credit Suisse First Boston Corporation for Computational Materials.

 99.5      Legend of First Union Capital Markets Corp. for Computational
           Materials.